[LOGO OF EATON VANCE MUTUAL          Investing     [PHOTO OF NY STOCK EXCHANGE
   FUNDS APPEARS HERE]                for the      IN NEWSPAPER & CALCULATOR
                                       21st        APPEARS HERE]
                                      Century


Semiannual Report February 28, 1997

[PHOTO OF NY STOCK EXCHANGE FLAG APPEARS HERE]

                                      EV

                                   MARATHON

                                    GROWTH

                                     FUND


                                  Eaton Vance
                    Global Management--Global Distribution


[PHOTO OF NY STOCK EXCHANGE TRADING FLOOR APPEARS HERE]                 MARATHON

EV Marathon Growth Fund as of February 28, 1997

INVESTMENT UPDATE

[PHOTO OF THOMAS E. FAUST, JR., PORTFOLIO MANAGER
APPEARS HERE]

Investment Environment
--------------------------------------------------------------------------------

   The Economy

 . The current expansion is in its sixth year, the third time in 30 years that the economy has shown sustained growth for this long.

 . The economy's growth, measured by Gross Domestic Product (GDP), increased at a 3.4% pace in 1996.

 . Unemployment, which inched up during the period from 5.1% to 5.3%, remains low. Wage pressures, which can lead to higher inflation, do not appear threatening.

 .  The inflation rate, as measured by the Consumer Price Index (CPI), rose 0.1%
   during January, 1997, the smallest increase since June, 1996. For the 12 months ended January, 1997, the CPI, rose a moderate 3.0%.

   The Markets

 . The stock market continued its remarkable growth, led by a relatively small group of large capitalization, blue chip stocks. The S&P 500 Index, a broadly based, unmanaged index of large capitalization stocks traded in the U.S., had a total return of 22.6% during the six months ended February 28, 1997.*

 . Momentum in the equity markets shifted in 1996 from smaller, more speculative stocks and initial public offerings (IPOs), to high quality, "brand name" companies, after the former corrected in May-July.

 . Stock valuations have risen significantly, and this is a concern. However, earnings appear solid, and growth should be sustained through this year. Good companies with reasonable valuations can still be found, and it is our goal to identify them.

The Fund
--------------------------------------------------------------------------------
   The Past Six Months

 . During the six months ended February 28, 1997, EV Marathon Growth Fund had a total return of 16.5%./1/

 . This return resulted from an increase in net asset value to $15.15 per share on February 28, 1997 from $13.32 per share on August 31, 1996, and the reinvestment of $0.330 per share in capital gains distributions.

 .  By comparison, the average annual total return for mutual funds in the Lipper
   Growth Funds Category was 15.3% during this period.*

   Current Strategy and Outlook

 . The Fund has benefited from three major positive developments: investing in the type of high-quality large capitalization stocks that have performed well; investing in areas of the economy that are doing well, such as the financial and health care sectors; and generally avoiding stocks which have performed poorly.

 . In what has been a very good market for this type of fund, management has taken steps to reduce risk and take profits, while focusing on higher quality, more conservative stocks.

 . While the market has produced spectacular returns in the recent past, a correction of some magnitude will eventually occur. Understanding this, we believe that investing in companies with strong underlying growth prospects makes sense for the long term.

--------------------------------------------------------------------------------
Fund shares are not guaranteed by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
/1/This return does not include the maximum applicable 5% contingent deferred sales charge (CDSC).

/2/Returns are calculated by determining the percentage change in net asset value (NAV) with all distributions reinvested. SEC average annual returns reflect applicable CDSC on the following schedule: 5% 1st and 2nd years; 4%- 3rd year; 3%-4th year; 2%-5th year; 1%-6th year. Past performance is not indicative of future results. The value of an investment in the Fund may fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

/3/Sector weighting and holdings are as of 2/28/97 only and may not be representative of the Portfolio's current or future investments. Top 10 holdings account for 29.65% of the Portfolio's Investments, determined by dividing the total market value of the holdings by the total net assets of the Portfolio.

*  It is not possible to invest directly in an index or Lipper Category.

--------------------------------------------------------------------------------
Fund Information
as of February 28, 1997

Performance/2/
--------------------------------------------------------------------------------

Average Annual Total Returns (at net asset value)
--------------------------------------------------------------------------------
One Year                                                               19.0%

Five Years                                                              N.A.

Life of Fund (9/13/94)                                                 19.8


SEC Average Annual Total Returns (including applicable CDSC)
--------------------------------------------------------------------------------
One Year                                                               14.0%

Five Years                                                              N.A.

Life of Fund (9/13/94)                                                 18.6


Portfolio Sector Weighting/3/
--------------------------------------------------------------------------------

[PIE CHART APPEARS HERE]   Retail                                       6%
                           Cash & Other                                10%
                           Financial                                   25%
                           Health Care                                 22%
                           Business Products & Services                13%
                           Capital Gains                                9%
                           Technology                                   8%
                           Basic Materials                              7%


Ten Largest Holdings/3/
--------------------------------------------------------------------------------
By total net assets

Sofomor/Danek                                                          4.07%
Allstate                                                               3.64
Intel                                                                  3.00
Federal Nat'l Mortgage Corp.                                           2.90
Xerox                                                                  2.83
Reuters Holdings, PLC                                                  2.71
Franklin Resources                                                     2.65
Eli Lily                                                               2.64
MGIC Investment Corp.                                                  2.61
Boston Scientific                                                      2.60

Marathon Growth Fund as of February 28, 1997

FINANCIAL STATEMENTS (Unaudited)

Statement of Assets and Liabilities

As of February 28, 1997
Assets
---------------------------------------------------------------------
Investment in Growth Portfolio, at value (Note 1A)      $10,106,384
    (identified cost, $8,839,165)
Receivable for Fund shares sold                               3,966
Deferred organization expenses (Note 1E)                     18,531
---------------------------------------------------------------------

Total assets                                            $10,128,881
---------------------------------------------------------------------


Liabilities
---------------------------------------------------------------------
Payable for Fund shares redeemed                        $       174
Payable to affiliate for Trustees' fees                          28
Accrued expenses                                        $    10,217
---------------------------------------------------------------------

Total liabilities                                       $    10,419
---------------------------------------------------------------------

Net Assets for 667,798 shares of
    beneficial interest outstanding                     $10,118,462
---------------------------------------------------------------------

Sources of Net Assets
---------------------------------------------------------------------
Paid-in capital                                         $ 8,322,726
Accumulated net realized gain on investments and
   foreign currency transactions (computed on basis
   of identified cost)                                      583,349
Net investment loss                                         (54,832)
Net unrealized appreciation of investments and
   foreign currency (computed on basis of identified
   cost)                                                  1,267,219
---------------------------------------------------------------------

Total                                                   $10,118,462
---------------------------------------------------------------------

Net Asset Value, Offering and Redemption Price
Per Share
---------------------------------------------------------------------

($10,118,462 / 667,798 shares of                        $     15.15
   beneficial interest outstanding)
---------------------------------------------------------------------


Statement of Operations

For the Six Months Ended
February 28, 1997
Investment Income (Note 1B)
---------------------------------------------------------------------
Dividend Income allocated from Portfolio
   (net of foreign taxes, $38)                          $    44,371
Interest income allocated from Portfolio                      3,687
Expenses allocated from Portfolio                           (31,609)
---------------------------------------------------------------------

Total investment income                                 $    16,449
---------------------------------------------------------------------


Expenses
---------------------------------------------------------------------
Compensation of Trustees not members of the
   Administrator's organization                         $        86
Custodian fee                                                 2,139
Distribution fees (Note 4)                                   38,945
Transfer and dividend disbursing agent fees                   4,623
Printing and postage                                         11,089
Legal and accounting services                                 3,674
Registration fees                                             5,752
Amortization of organization expenses (Note 1E)               3,620
Miscellaneous                                                 1,353
---------------------------------------------------------------------

Total expenses                                          $    71,281
---------------------------------------------------------------------

Net investment loss                                     $   (54,832)
---------------------------------------------------------------------


Realized and Unrealized Gain (Loss) from Portfolio
---------------------------------------------------------------------
Net realized gain (loss) --
   Investment transactions (identified cost basis)      $   634,356
   Foreign currency transactions                                (16)
---------------------------------------------------------------------

Net realized gain on investment transactions            $   634,340
---------------------------------------------------------------------

Change in unrealized appreciation (depreciation) --
   Investment transactions                              $   748,844
   Foreign currency transactions                               (120)
---------------------------------------------------------------------
Net change in unrealized appreciation of investments    $   748,724
---------------------------------------------------------------------

Net realized and unrealized gain on investments         $ 1,383,064
---------------------------------------------------------------------

Net increase in net assets from operations              $ 1,328,232
---------------------------------------------------------------------

                       See notes to financial statements

Marathon Growth Fund as of February 28, 1997
FINANCIAL STATEMENTS CONT'D
Statements of Changes in Net Assets



                                          Six Months Ended
 Increase (Decrease)                      February 28, 1997    Year Ended
 in Net Assets                            (Unaudited)          August 31, 1996
--------------------------------------------------------------------------------
From operations --
   Net investment loss                        $   (54,832)       $   (5,874)
   Net realized gain on investments               634,340           133,650
   Change in unrealized
      appreciation (depreciation)                 748,724           323,262
--------------------------------------------------------------------------------
Net increase in net assets resulting
   from operations                            $ 1,328,232        $  451,038
--------------------------------------------------------------------------------
Distributions to shareholders --
   From net realized gain                     $  (200,571)       $  (21,890)
--------------------------------------------------------------------------------
Total distributions to
   shareholders                               $  (200,571)       $  (21,890)
--------------------------------------------------------------------------------
Transactions in shares of beneficial
   interest (Note 2) --
   Proceeds from sale of shares               $ 3,207,836        $8,394,185
   Net asset value of shares issued to
      shareholders in payment of
      distributions declared                      145,284            20,140
   Cost of shares redeemed                     (1,871,511)       (3,573,941)
--------------------------------------------------------------------------------
Net increase in net assets from Fund
   share transactions                         $ 1,481,609        $4,840,384
--------------------------------------------------------------------------------

Net increase in net assets                    $ 2,609,270        $5,269,532
--------------------------------------------------------------------------------


Net Assets
--------------------------------------------------------------------------------
At beginning of period                        $ 7,509,192        $2,239,660
--------------------------------------------------------------------------------
At end of period                              $10,118,462        $7,509,192
--------------------------------------------------------------------------------

Undistributed net
investment income (loss)
included in net assets
--------------------------------------------------------------------------------
At end of period                              $   (54,832)       $      --
--------------------------------------------------------------------------------


                        See notes to financial statements

Marathon Growth Fund as of February 28, 1997
FINANCIAL STATEMENTS CONT'D
Financial Highlights

                                                          Six Months Ended                Year Ended August 31,
                                                          February 28, 1997         ----------------------------------
                                                          (Unaudited)                  1996                   1995 *
----------------------------------------------------------------------------------------------------------------------
Net asset value -- Beginning of period                         $13.320                $11.680                $10.000
----------------------------------------------------------------------------------------------------------------------

Income (loss) from operations
----------------------------------------------------------------------------------------------------------------------
Net investment loss                                            $(0.082)               $(0.010)               $(0.074)
Net realized and unrealized gain on investments                  2.242                  1.725                  1.754
----------------------------------------------------------------------------------------------------------------------
Total income from operations                                   $ 2.160                $ 1.715                $ 1.680
----------------------------------------------------------------------------------------------------------------------


Less distributions
----------------------------------------------------------------------------------------------------------------------
From net realized gain on investments                          $(0.330)               $(0.075)               $    --
----------------------------------------------------------------------------------------------------------------------
Total distributions                                            $(0.330)               $(0.075)               $    --
----------------------------------------------------------------------------------------------------------------------


Net asset value -- End of period                               $15.150                $13.320                $11.680
----------------------------------------------------------------------------------------------------------------------


Total Return /(1)/                                               16.45%                 14.75%                 16.80%
----------------------------------------------------------------------------------------------------------------------


Ratios/Supplemental Data**
----------------------------------------------------------------------------------------------------------------------
Net assets, end of period (000 omitted)                        $10,118                $ 7,509                $ 2,240
Ratio of net expenses to average net assets /(2)/                 2.36%+                 1.52%                  2.82%+
Ratio of net investment (loss) to average net assets             (1.26)%+               (0.12)%                (1.59)%+

** The expenses related to the operation of the fund reflect an assumption of expenses by the administrator. Had such
   action not been taken, the ratios would have been as follows:
Ratios/Supplemental Data:
   Expenses /(2)/                                                   --                   2.87%                  8.01%+
   Net investment loss                                              --                  (1.47)%                (6.79)%+
Net investment loss per share                                       --                $(0.126)               $(0.167)

* For the period from the start of business, September 13, 1994, to August 31, 1995.

+     Annualized.

/(1)/ Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed to be reinvested at the net asset value on the payable date. Total return is not computed on an annualized basis.

/(2)/ Includes the Fund's share of its corresponding Portfolio's allocated expenses.





                       See notes to financial statements

Marathon Growth Fund as of February 28, 1997

NOTES TO FINANCIAL STATEMENTS (Unaudited)



1 Significant Accounting Policies
  ------------------------------------------------------------------------------
  EV Marathon Growth Fund (the "Fund") is a diversified series of Eaton Vance Growth Trust (the "Trust"). The Trust is an entity of the type commonly known as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund invests all of its investable assets in interests in the Growth Portfolio (the "Portfolio"), a New York Trust, having the same investment objective as the Fund. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio,(6.1% at February 28, 1997). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements. The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

  A Investment Valuations -- Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio's Notes to Financial Statements, which are included elsewhere in this report.

  B Income -- The Fund's net investment income consists of the Fund's pro rata share of the net investment income of the Portfolio, less all actual and accrued expenses of the Fund determined in accordance with generally accepted accounting principles.

  C Expense Reduction -- The Fund has entered into an arrangement with its custodian agent whereby interest earned on uninvested cash balances are used to offset custody fees. All significant reductions are reported as a reduction of expenses in the Statement of Operations. Investors Bank & Trust Company
  (IBT) serves as custodian to the Fund and the Portfolio.

  D Federal Taxes -- The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year all of its taxable income, including any net realized gain on investments, options and financial futures transactions. Accordingly, no provision for federal income or excise tax is necessary. Pursuant to Section 852 of the IRC, the Fund designates $21,890 as a long-term capital gain distribution for its taxable year ended August 31, 1996.

  E Deferred Organization Expenses -- Costs incurred by the Fund in connection with its organization, including registration costs, are being amortized on the straight-line basis over five years.

  F Other -- Investment transactions are accounted for on a trade-date basis. Distributions to shareholders are recorded on the ex-dividend date. Dividend income may include dividends that represent returns of capital for federal tax purposes.

  G Distributions -- Generally accepted accounting principles require that differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or in excess of accumulated net realized gains. Accordingly, reclassifications may periodically be made among certain capital accounts without impacting the net asset value.

  H Use of Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expense during the reporting period. Actual results could differ from those estimates.

  I Interim Financial Information -- The interim financial statements relating to February 28, 1997 and for the six months then ended have not been audited by independent certified public accountants, but in the opinion of the Fund's management reflect all adjustments consisting only of normal recurring adjustments, necessary for the fair presentation of the financial statements.

Marathon Growth Fund as of February 28, 1997

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT'D


2 Shares of Beneficial Interest
  ------------------------------------------------------------------------------
  The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

                                        Six Months Ended
                                        February 28, 1997       Year Ended
                                        (Unaudited)             August 31, 1996
-------------------------------------------------------------------------------
   Sales                                          224,669               651,594

   Issued to shareholders electing to receive
   payment of distribution in Fund shares          10,482                 1,676

   Redemptions                                   (131,273)             (281,036)
-------------------------------------------------------------------------------
   Net Increase                                   103,878               372,234
-------------------------------------------------------------------------------


3 Investment Transactions
  ------------------------------------------------------------------------------
  Increases and decreases in each Fund's investment in its corresponding Portfolio for the six months ended February 28, 1997, aggregated $1,999,241 and $10,045,318, respectively.


4 Distribution Plan
  ------------------------------------------------------------------------------
  The Fund has adopted a distribution plan (the "Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940. The Plan requires the Funds to pay the principal underwriter, Eaton Vance Distributors, Inc. (EVD), amounts equal to 1/365 of 0.75% of the Fund's daily net assets, for providing ongoing distribution services and facilities to the Fund. The Fund will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of
  (i) 5% of the aggregate amount received by the Fund for shares sold plus, (ii) distribution fees calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD reduced by the aggregate amount of contingent deferred sales charges (see Note 5 ) and amounts theretofore paid to EVD. The amount payable to EVD with respect to each day is accrued on such day as a liability of the Fund and, accordingly, reduces the Fund's net assets. For the six months ended February 28, 1997, the Fund paid or accrued $32,673, to or payable to EVD representing 0.75% (annualized) of average daily net assets. At February 28, 1997, the amount of Uncovered Distribution Charges of EVD calculated under the Plan was approximately $209,000.

  In addition, the Plan permits the Fund to make payments of service fees to the Principal Underwriter in amounts not expected to exceed 0.25% of the Fund's average daily net assets for any fiscal year. The Trustees have implemented the Plan by authorizing the Fund to make quarterly service fee payments to Authorized Firms in amounts not expected to exceed 0.25% of the Fund's average daily net assets for each fiscal year based on the value of Fund shares sold by such persons and remaining outstanding for at least twelve months. Service fees are separate and distinct from the sales commissions and distribution fees payable by the Fund to EVD, and, as such, are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges of EVD. During the six month period ended February 28, 1997, the Fund provided for $6,272 under the Plan to the Authorized Firms.

  Certain officers and Trustees of the Fund are officers or directors of EVD


5 Contingent Deferred Sales Charge
  ------------------------------------------------------------------------------
  A contingent deferred sales charge (CDSC) is imposed on any redemption of Fund shares made within six years of purchase. Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gains distributions. The CDSC is imposed at declining rates that begin at 5% in the case of redemptions in the first and second year after purchase, declining one percentage point each subsequent year. No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients. CDSC charges are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under each Fund's Distribution Plan (See Note 4). CDSC charges received when no Uncovered Distribution Charges exist will be credited to the Fund. EVD received approximately $17,900 of CDSC paid by shareholders, for the period ended February 28, 1997.

Marathon Growth Fund as of February 28, 1997

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT'D



6 Transactions with Affiliates
  ------------------------------------------------------------------------------
  Eaton Vance Management (EVM) serves as the Administrator of the Fund, but receives no compensation. The Portfolio has engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of the Portfolios' Notes to Financial Statements which are included elsewhere in this report. Except as to Trustees of the Fund and Portfolio who are not members of EVM's or BMR's organization, officers and Trustees receive remuneration for their services to the Fund out of the investment adviser fee earned by BMR. Certain of the officers and Trustees of the Fund and Portfolio are officers and directors/trustees of the above organizations.

Growth Portfolio as of February 28, 1997

PORTFOLIO OF INVESTMENTS (Unaudited)


Common Stocks -- 95.33%

                                Shares        Value
-----------------------------------------------------------
Aerospace and Defense -- 2.46%
-----------------------------------------------------------
Boeing Co.                      40,000        $  4,070,000
Makes the Boeing 737,
747, 757, 767, and 777
jets, which represent a
variety of passenger and
cargo configurations and
capabilities. Boeing's
Defense & Space Group
has jointly developed the
F-22 fighter (with
Lockheed Martin), the
V-22 Osprey tiltrotor
aircraft (Bell Helicopter
Textron) and the RAH-66
Comanche helicopter
(with Sikorsky).
-----------------------------------------------------------
                                              $  4,070,000
-----------------------------------------------------------

Banks - International -- 0.93%
-----------------------------------------------------------
Banco Latinoamericano de
Exportaciones                   30,000        $  1,533,750
This specialized multinational
bank, based in Panama City,
primarily provides short-term
trade related financing to
stockholder banks from 22
member countries in Latin
America and the Caribbean.
-----------------------------------------------------------
                                              $  1,533,750
-----------------------------------------------------------

Banks - Regional -- 2.41%
-----------------------------------------------------------
Norwest Corp.                   80,000        $  3,980,000
Provides community banking
through more than 700 branches
in a 16-state region.
-----------------------------------------------------------
                                              $  3,980,000
-----------------------------------------------------------

Beverages -- 2.28%
-----------------------------------------------------------
PepsiCo, Inc.                  115,000        $  3,780,625
Global soft drink producer
with businesses in snack
foods and fast food
restaurants.
-----------------------------------------------------------
                                              $  3,780,625
-----------------------------------------------------------

Chemicals -- 3.67%
-----------------------------------------------------------
Monsanto Co.                   100,000        $  3,637,500
Produces a range of products
for the agricultural, home
furnishings, automobile,
construction and personal
care markets.

Praxair Inc.                     50,000          2,431,250
The largest producer of
industrial gases in North
and South America.
-----------------------------------------------------------
                                              $  6,068,750
-----------------------------------------------------------

Computers and Business Equipment -- 4.19%
-----------------------------------------------------------
Hewlett Packard Co.             40,000        $  2,240,000
One of the world's most
successful high tech
companies. Products
include servers, computers,
and workstations for
home and business.

Xerox Corp.                     75,000        $  4,687,500
The dominant producer of
high end document processing
machines.
-----------------------------------------------------------
                                              $  6,927,500
-----------------------------------------------------------

Drugs -- 10.71%
-----------------------------------------------------------
American Home Products Corp.    40,000        $  2,560,000
Leading manufacturer of
prescription drugs, medical
supplies and diagnostics, as
well as agricultural
herbicides, consumer
medications and branded
food products.

Astra AB A Free Shares           80,000          3,840,984
Swedish based international
pharmaceutical firm with
drugs for the control of
ulcers and asthma.

Elan Corp. PLC ADR/1/            95,000          3,289,375
Develops drug delivery
systems designed to improve
and control the absorption
and utilization of
pharmaceutical compounds.

Eli Lilly & Co.                  50,000          4,368,750
A major U.S. drug company,
researches, produces and
markets pharmaceuticals
spanning the entire drug
spectrum.

Pfizer, Inc.                     40,000          3,665,000
A large international
ethical pharmaceutical
manufacturer with
important positions in
hospital products and
animal health.
-----------------------------------------------------------
                                              $ 17,724,109
-----------------------------------------------------------

Electronics - Semiconductors -- 3.59%
-----------------------------------------------------------
Intel Corp.                     35,000        $  4,965,625
A manufacturer of
semiconductors and other
microcomputer components
and systems which comprise
the heart of the personal
computer.

MEMC Electronic Materials,
Inc.                            40,000             980,000
Worldwide producer of
silicon wafers used in
the production of
semiconductors.
-----------------------------------------------------------
                                              $  5,945,625
-----------------------------------------------------------

Financial - Miscellaneous -- 7.69%
-----------------------------------------------------------
Federal National
Mortgage Association           120,000        $  4,800,000
U.S. Government
sponsored mortgage
lender and provider of
secondary mortgage
market.

MBNA Corp.                     112,500           3,600,000
Dominant issuer of
MasterCard/Visa credit
cards to affinity groups.

MGIC Investment Corp.           55,000           4,324,375
The leading provider of
private mortgage
insurance coverage to
U.S. banks and other
mortgage suppliers.
-----------------------------------------------------------
                                              $ 12,724,375
-----------------------------------------------------------

                       See notes to financial statements

Growth Portfolio as of February 28, 1997

PORTFOLIO OF INVESTMENTS (Unaudited) CONT'D


                             Shares       Value
-------------------------------------------------------
Health Services -- 0.81%
-------------------------------------------------------
Covance, Inc./1/             21,250       $   403,750
The second largest contract
research organization in the
world offering a full range
of drug development services
to pharmaceutical and
biotechnology companies
worldwide.

Quest Diagnostics, Inc./1/   10,625           179,297
A major provider of
clinical laboratory
testing services in the
U.S. with over 30 regional
and branch laboratories
that process more than 60
million patient
requisitions each year.

Vencor, Inc./1/              21,900           758,288
Managers of acute
long-term care hospitals.
-------------------------------------------------------
                                          $ 1,341,335
-------------------------------------------------------

Information Services -- 7.37%
-------------------------------------------------------
Automatic Data
Processing, Inc.             80,000       $ 3,410,000
The leading independent
computing and payroll
processing services firm
in the U.S.

Ceridian Corp./*1/          110,000         4,303,750
Provides payroll
processing and other
employer services, media
and market research.

Reuters Holdings, PLC ADR    70,000         4,488,750
Worldwide provider of
proprietary financial
data and information.
-------------------------------------------------------
                                          $12,202,500
-------------------------------------------------------

Insurance -- 7.91%
-------------------------------------------------------
Allstate Corp.               95,000       $ 6,020,625
Leading underwriter of
automotive and
homeowners insurance as
well as a life insurance
carrier.

General Re Corp.             25,000         4,240,625
Is the parent company of
General Reinsurance, the
largest property/casualty
reinsurer in the U.S.
and one of the 3 largest
in the world.

Mutual Risk Management Ltd.  80,000         2,830,000
Provides risk management
services to clients
seeking an alternative
to traditional commercial
insurance, particularly
for workers' compensation.
-------------------------------------------------------
                                          $13,091,250
-------------------------------------------------------
Investment Services -- 2.65%
-------------------------------------------------------
Franklin Resources, Inc.     75,000       $ 4,387,500
Provides investment
management and related
services to a family of
equity and fixed income
mutual funds.
-------------------------------------------------------
                                          $ 4,387,500
-------------------------------------------------------

Lodging and Gaming -- 2.05%
-------------------------------------------------------
ITT Corp./1/                 60,000       $ 3,390,000
Operator of Sheraton
hotels, Caesar's Palace
resort casinos and Madison
Square Garden.
-------------------------------------------------------
                                          $ 3,390,000
-------------------------------------------------------

Machinery -- 2.32%
-------------------------------------------------------
Deere & Co.                  90,000       $ 3,836,250
The largest agricultural
equipment company and
also producer of
earthmoving and forestry
machinery.
-------------------------------------------------------
                                          $ 3,836,250
-------------------------------------------------------

Medical Products -- 9.04%
-------------------------------------------------------
Baxter International, Inc.   85,000       $ 3,910,000
Leading U.S. maker and
distributor of health
care products used in
hospitals and other
medical facilities.

Boston Scientific Corp./1/   65,000         4,306,250
Medical device manufacturer
focusing primarily on
disposable products in
less invasive surgery
procedures.

Sofamor Danek Group,
Inc./1/                     170,000         6,736,250
The dominant supplier
of spinal implant
devices used in surgical
treatment of spinal
diseases and deformities.
-------------------------------------------------------
                                          $14,952,500
-------------------------------------------------------

Metals and Minerals -- 5.47%
-------------------------------------------------------
Freeport McMoran Copper
& Gold, Inc.                100,000       $ 3,262,500
Operator of third largest
copper mine in the world
with world's largest gold
reserves.

J & L Specialty Steel,
Inc.                        190,000         2,636,250
Manufactures flat rolled
stainless steel. The
company's products are
used in a variety of
industrial, commercial
and consumer products
including chemical and
refining equipment,
cargo containers & beer
kegs.

Potash Corp. of
Saskatchewan, Inc.*          40,000         3,145,000
The global leader of
potash production and
number three in phosphates,
two of the three
components of fertilizer
nutrients.
-------------------------------------------------------
                                          $ 9,043,750
-------------------------------------------------------

Oil and Gas - Exploration and Production -- 4.06%
-------------------------------------------------------
Anadarko Petroleum Corp.     60,000       $ 3,375,000
Leading independent
natural gas and crude
oil production company.

                       See notes to financial statements

Growth Portfolio as of February 28, 1997

PORTFOLIO OF INVESTMENTS (Unaudited) CONT'D

                            Shares        Value
--------------------------------------------------------
--------------------------------------------------------
Oil and Gas - Exploration
and Production (continued)
--------------------------------------------------------
Triton Energy Ltd.           80,000       $  3,350,000
Independent oil and gas
producer with major
developments in Colombia
and Thailand.
--------------------------------------------------------
                                          $  6,725,000
--------------------------------------------------------

Photography -- 1.62%
--------------------------------------------------------
Eastman Kodak Co.            30,000       $  2,688,750
Largest producer of
photographic products in
the world.
--------------------------------------------------------
                                          $  2,688,750
--------------------------------------------------------

Publishing -- 1.68%
--------------------------------------------------------
McGraw-Hill, Inc.            53,500       $  2,775,312
Supplies informational
products and services
for businesses, education
and industry through a
broad range of media.
--------------------------------------------------------
                                          $  2,775,312
--------------------------------------------------------

Retail - Food and Drug -- 2.24%
--------------------------------------------------------
CVS Corp.                    80,000       $  3,700,000
Is the largest drugstore
chain in the Northeast.
--------------------------------------------------------
                                          $  3,700,000
--------------------------------------------------------

Retail - Specialty and Apparel -- 3.41%
--------------------------------------------------------
Home Depot, Inc.             50,000       $  2,725,000
A chain of do-it-yourself
warehouse style stores.

Lowes Companies              80,000          2,920,000
Operator of discount
stores that cater to
home building and the
home improvement market.
--------------------------------------------------------
                                          $  5,645,000
--------------------------------------------------------

Specialty Chemicals and Materials -- 5.21%
--------------------------------------------------------
Corning, Inc.                85,000       $  3,198,125
Manufactures specialty
glass. Its consumer
products division makes
Corelle dinnerware, Corning
Ware cookware, Pyrex
glassware, Serengeti
sunglasses, and Steuben
crystal.

Millipore Corp.              40,000          1,725,000
Products use membrane
separations technology
to analyze and purify
fluids for a variety of
high tech industries.

Sealed Air Corp./1/          90,000          3,701,250
Global manufacturer of
a broad line of protective
and specialty packaging
materials and systems.
--------------------------------------------------------
                                          $  8,624,375
--------------------------------------------------------

Transportation -- 1.56%
--------------------------------------------------------
Southwest Airlines Co.      110,000       $  2,585,000
Discount airline expanding
throughout the U.S.
--------------------------------------------------------
                                          $  2,585,000
--------------------------------------------------------

Total Common Stocks
   (identified cost $113,366,143)         $157,743,256
--------------------------------------------------------

Short-Term Investments -- 4.31%
--------------------------------------------------------

                               Principal
                               Amount
                               (000
                               omitted)   Value
--------------------------------------------------------
American General Finance
Corp., 5.32%, 3/10/97          $3,146     $  3,141,816
CIT Group Holdings, 5.40%,
3/3/97                          4,000        3,998,800
--------------------------------------------------------

Total Short-Term Investments
   (identified cost $7,140,616)           $  7,140,616
--------------------------------------------------------

Total Investments -- 99.64%
   (identified cost $120,506,759)         $164,883,872
--------------------------------------------------------

Other Assets, Less Liabilities -- 0.36%   $    592,046
--------------------------------------------------------

Net Assets -- 100%                        $165,475,918
--------------------------------------------------------

ADR -- American Depositary Receipt
1  Non-income producing security.
*  Foreign Security


                        See notes to financial statements

Growth Portfolio as of February 28, 1997

FINANCIAL STATEMENTS (Unaudited)

Statement of Assets and Liabilities

As of February 28, 1997
Assets
-------------------------------------------------------------
Investments, at value (Note 1A)
   (identified cost, $120,506,759)              $164,883,872

Cash                                                   6,464

Receivable for investments sold                      381,384

Dividends and interest receivable                    213,025

Other assets                                          12,110

Deferred organization expenses (Note 1D)               7,911
-------------------------------------------------------------
Total assets                                    $165,504,766
-------------------------------------------------------------


Liabilities
-------------------------------------------------------------
Payable to affiliate for Trustees' fees         $      1,922

Accrued expenses                                      26,926
-------------------------------------------------------------
Total liabilities                               $     28,848
-------------------------------------------------------------
Net Assets applicable to investors'
    interest in Portfolio                       $165,475,918
-------------------------------------------------------------


Sources of Net Assets
-------------------------------------------------------------
Net proceeds from capital contributions
   and withdrawals                              $121,099,539

Net unrealized appreciation of investments
   and foreign currency transactions
   (computed on the basis of identified cost)     44,376,379
-------------------------------------------------------------
Total                                           $165,475,918
-------------------------------------------------------------

Statement of Operations

For the Six Months Ended
February 28, 1997
Investment Income
-------------------------------------------------------------
Dividends (net of foreign taxes, $347)           $   786,596

Interest                                              67,618
-------------------------------------------------------------
Total income                                     $   854,214
-------------------------------------------------------------


Expenses
-------------------------------------------------------------
Investment adviser fee (Note 2)                  $   492,924

Compensation of Trustees not members of the
   Administrator's organization (Note 2)               6,792

Custodian fee                                         47,372

Legal and accounting services                         14,069

Amortization of organization expenses (Note 1D)        1,629

Registration fees                                        275

Miscellaneous                                          3,952
-------------------------------------------------------------
Total expenses                                  $    567,013
-------------------------------------------------------------


Net investment income                           $    287,201
-------------------------------------------------------------


Realized and Unrealized
Gain (Loss) on Investments
-------------------------------------------------------------
Net realized gain (loss) --

   Investment transactions (identified
      cost basis)                               $ 11,036,803

   Foreign currency transactions                        (279)
-------------------------------------------------------------
Net realized gain on investment
   transactions                                 $ 11,036,524
-------------------------------------------------------------
Change in unrealized appreciation
   (depreciation) --

   Investments (identified cost basis)          $ 13,971,707

   Foreign currency transactions                      (2,142)
-------------------------------------------------------------
Net change in unrealized appreciation
   of investments                               $ 13,969,565
-------------------------------------------------------------
Net realized and unrealized gain on
   investments                                  $ 25,006,089
-------------------------------------------------------------
Net increase in net assets from
   operations                                   $ 25,293,290
-------------------------------------------------------------



                        See notes to financial statements

Growth Portfolio as of February 28, 1997

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets


                                   Six Months Ended
Increase (Decrease)                February 28, 1997          Year Ended
in Net Assets                      (Unaudited)                August 31, 1996
-------------------------------------------------------------------------------
From operations --
   Net investment income               $     287,201            $   1,045,595

   Net realized gain on
      investments and foreign
      currency transactions               11,036,524               15,075,037

   Change in unrealized
      appreciation (depreciation)         13,969,565                4,390,133
-------------------------------------------------------------------------------
Net increase in net assets
   from operations                     $  25,293,290            $  20,510,765
-------------------------------------------------------------------------------
Capital transactions --
   Contributions                       $   6,053,597            $  12,571,319
   Withdrawals                           (12,602,859)             (20,352,794)
-------------------------------------------------------------------------------
Net decrease in net assets from
   capital transactions                $  (6,549,262)           $  (7,781,475)
-------------------------------------------------------------------------------

Net increase in net assets             $  18,744,028            $  12,729,290
-------------------------------------------------------------------------------


Net Assets
-------------------------------------------------------------------------------
At beginning of period                 $ 146,731,890            $ 134,002,600
-------------------------------------------------------------------------------
At end of period                       $ 165,475,918            $ 146,731,890
-------------------------------------------------------------------------------

                       See notes to financial statements

Growth Portfolio as of February 28, 1997

FINANCIAL STATEMENTS CONT'D
Supplementary Data

                                                              Six Months Ended
                                                              February 28, 1997         Year Ended August 31,
                                                                                 -------------------------------------
                                                               (Unaudited)        1996           1995          1994*
----------------------------------------------------------------------------------------------------------------------


Ratios to average daily net assets**
----------------------------------------------------------------------------------------------------------------------
Expenses                                                          0.72%+           0.72%         0.73%         0.73%+

Net investment income                                             0.37%+           0.73%         0.67%         0.66%+

Portfolio Turnover                                                  25%              62%           84%            4%
----------------------------------------------------------------------------------------------------------------------

Average commission rate (per share) (1)                         $0.0598          $0.0595        $  --            --
----------------------------------------------------------------------------------------------------------------------
Net assets, end of period (000s omitted)                        $165,476         $146,732      $134,003      $131,536


+   Annualized.
* For the period from the start of business, August 2, 1994, to August 31, 1994.
(1) Average commission rate paid is computed dividing the total dollar amount of commissions paid during the fiscal year by the total number of shares purchased and sold during the fiscal year for which commissions were charged. For fiscal years beginning on or after September 1, 1995, a Fund is required to disclose its average commission rate per share for security trades on which commissions were charged.





                       See notes to financial statements

Growth Portfolio as of February 28, 1997

NOTES TO FINANCIAL STATEMENTS (Unaudited)



1  Significant Accounting Policies
   -----------------------------------------------------------------------------
   Growth Portfolio (the "Portfolio") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company which was organized as a trust under the laws of the State of New York on August 2, 1994, with the acquisition of investments with a value of $127,122,709, including unrealized appreciation of $6,444,330 in exchange for an interest in the Portfolio by one of the Portfolio's investors. The following is a summary of the significant accounting policies of the Portfolio. The policies are in conformity with generally accepted accounting principles.

   A Investment Valuations -- Marketable securities, including options, that are listed on foreign or U.S. securities exchanges or in the NASDAQ National Market System are valued at closing sale prices, on the exchange where such securities are principally traded. Futures positions on securities or currencies are generally valued at closing settlement prices. Unlisted or listed securities for which classing sale prices are not available are valued at the mean between the latest bid and asked prices. Short debt securities with a remaining maturity of 60 days or less are values at amortized cost. Other fixed income and debt securities, including listed securities and securities for which price quotations are available, will normally be valued on the basis of valuations furnished by a pricing service. Investments for which valuations or market quotations are unavailable are valued at fair value using methods determined in good faith by or at the direction of the Trustees.

   B Federal Taxes -- The Portfolio is treated as a partnership for Federal tax purposes. No provision is made by the Portfolio for Federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is individually responsible for the payment of any taxes on its share of such income. Since some of the Portfolios' investors are regulated investment companies that invest all or substantially all of their assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code), in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor's distributive share of the Portfolios' net taxable (if any) and tax-exempt investment income, net realized capital gains, and any other items of income, gain, loss, deduction or credit. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Trust's understanding of the applicable countries' tax rules and rates.

   C Expense Reduction -- Investors Bank & Trust Company (IBT) serves as custodian of the Portfolios. Pursuant to the respective custodian agreements, IBT receives a fee reduced by the credits which are determined based on the average daily cash balances each Portfolio maintains with IBT. All significant credit balances used to reduce the Portfolios' custodian fees are reflected as a reduction of operating expense on the statement of operations.

   D Deferred Organization Expenses -- Costs incurred by the Portfolio in connection with its organization are being amortized on the straight-line basis over five years.

   E Other -- Investment transactions are accounted for on a trade date basis. Dividend income is recorded on the ex-dividend date. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Portfolio is informed of the ex-dividend date. Interest income is recorded on the accrual basis.

   F Use of Estimates -- The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expense during the reporting period. Actual results could differ from those estimates.

2  Investment Adviser Fee and Other Transactions with Affiliates
   -----------------------------------------------------------------------------
   The investment adviser fee is earned by Boston Management and Research (BMR), a wholly-owned subsidiary of Eaton Vance Management (EVM), as compensation for management and investment advisory services rendered to the Portfolio. The fee is based upon a percentage of average daily net assets. For the six months ended February 28, 1997, the fee was equivalent to 0.625% of the Portfolio's average daily net assets for such period and amounted to $492,924. Except as to the Trustees of the Portfolio who are not members of EVM's or BMR's organization, officers and Trustees receive remuneration for their services to the Portfolio out of such investment adviser fee. Certain of the officers and Trustees of the Portfolios are officers and directors/trustees of the above organizations. Trustees of the Portfolios that are not affiliated with the Advisers may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the

Growth Portfolio as of February 28, 1997

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT'D



  Trustees Deferred Compensation Plan. For the period ended February 28, 1997, no significant amounts have been deferred.

3 Investment Transactions
  ------------------------------------------------------------------------------
  Purchase and sales of investments, other than short-term obligations, aggregated $37,486,014 and $41,881,534, respectively.

4 Federal Income Tax Basis of Investments
  ------------------------------------------------------------------------------
  The cost and unrealized appreciation/depreciation in value of the investments owned at February 28, 1997, as computed on a federal income tax basis, were as follows:

     Aggregate cost                                               $120,506,759
     ---------------------------------------------------------------------------
     Gross unrealized appreciation                                $ 46,291,673
     Gross unrealized depreciation                                  (1,914,560)
     ---------------------------------------------------------------------------
     Net unrealized appreciation                                  $ 44,377,113
     ---------------------------------------------------------------------------

5 Line of Credit
  ------------------------------------------------------------------------------
  The Portfolio participates with other portfolios and funds managed by BMR and EVM and its affiliates in a $120 million unsecured line of credit agreement with a bank. The line of credit consists of a $20 million committed facility and a $100 million discretionary facility. Borrowings will be made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to each portfolio based on its borrowings at an amount above either the bank's adjusted certificate of deposit rate, a variable adjusted certificate of deposit rate, or a federal funds effective rate. In addition, a fee computed at an annual rate of 1/4 of 1% on the $20 million committed facility and on the daily unused portion of the $100 million discretionary facility is allocated among the participating funds and portfolios at the end of each quarter. The Portfolio did not have any significant borrowings or allocated fees during the period.

Marathon Growth Fund as of February 28, 1997

INVESTMENT MANAGEMENT



Marathon Growth Fund


    Officers                   Independent Trustees

    James B. Hawkes            Donald R. Dwight
    President and Trustee      President, Dwight Partners, Inc.
                               Chairman, Newspapers of New England, Inc.
    M. Dozier Gardner
    Vice President             Samuel L. Hayes, III
                               Jacob H. Schiff Professor of Investment Banking,
    William D. Burt            Harvard University Graduate School of
    Vice President             Business Administration

    Barclay Tittmann           Norton H. Reamer
    Vice President             President and Director, United Asset
                               Management Corporation
    James L. O'Connor
    Treasurer                  John L. Thorndike
                               Formerly Director, Fiduciary Company Incorporated
    Thomas Otis
    Secretary                  Jack L. Treynor
                               Investment Adviser and Consultant




Growth Portfolio


    Officers                   Independent Trustees

    James B. Hawkes            Donald R. Dwight
    President and Trustee      President, Dwight Partners, Inc.
                               Chairman, Newspapers of New England, Inc.
    M. Dozier Gardner
    Vice President             Samuel L. Hayes, III
                               Jacob H. Schiff Professor of Investment Banking,
    Thomas E. Faust, Jr.       Harvard University Graduate School of
    Vice President and         Business Administration
    Portfolio Manager
                               Norton H. Reamer
    James L. O'Connor          President and Director, United Asset
    Treasurer                  Management Corporation

    Thomas Otis                John L. Thorndike
    Secretary                  Formerly Director, Fiduciary Company Incorporated

                               Jack L. Treynor
                               Investment Adviser and Consultant